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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 2002

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-16295



Delaware                                          75-2759650
-------------------------------                   -----------------------
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification Number)

              777 Main Street, Suite 1400, Fort Worth, Texas     76102
              ----------------------------------------------   ----------
              (Address of principal executive offices)         (Zip code)

      Registrant's telephone number, including area code: (817) 877 - 9955





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Item 5. Other Events.

         On December 5, 2002, Encore Acquisition Company, a Delaware corporation (the "Company"), issued a press release announcing the filing of amendments to its 2001 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q for the first three quarters of 2002 in connection with a review of the Company's S-4 Registration Statement by the staff of the Securities and Exchange Commission. The Company is changing the way it accounts for the net profits interests on its properties, which does not affect Encore's previously issued financial statements, or its Standardized Measure or PV10 value.

A copy of the press release is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press Release dated December 5, 2002.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ENCORE ACQUISITION COMPANY




Date:    December 5, 2002              By:  /s/   Morris B. Smith
                                           ------------------------------------
                                           Morris B. Smith
                                           Chief Financial Officer, Treasurer,
                                           Executive Vice President, Secretary,
                                           and Principal Financial Officer



Date:    December 5, 2002              By:  /s/   Robert C. Reeves
                                           ------------------------------------
                                           Robert C. Reeves
                                           Vice President, Controller and
                                           Principal Accounting Officer


                                       2



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1           Press Release dated December 5, 2002.